                                                                   Exhibit 10.16


                                LEASE AGREEMENT


                                    Between


                              SL-6 PARTNERS, LTD.


                                 as Landlord,


                                      and


                    Progressive System Technologies, Inc.,


                                  as Tenant,


                Covering approximately 40,000 gross square feet
                   of the Building known (or to be known) as


                                 Stonelake #6


                                  located at


                North Mopac Expressway and Stonelake Boulevard


                             Austin, Texas, 78759

STANDARD INDUSTRIAL LEASE AGREEMENT
TRAMMELL CROW COMPANY - (AUS/91)

                                      Approximately 40,000 gross square feet
                                      N. Mopac Expressway at Stonelake Boulevard
                                      Austin, Texas  78759
                                      (Stonelake #6)

                                LEASE AGREEMENT

THIS LEASE AGREEMENT is made and entered into by and between. SL-6 Partners, Ltd., hereinafter referred to as "Landlord," and Progressive System Technologies, Inc., hereinafter referred to as "Tenant."

1. PREMISES AND TERM. In consideration of the mutual obligations of Landlord and Tenant set forth herein, Landlord leases to Tenant, and Tenant hereby takes from Landlord, certain leased premises situated within the County of Travis, State of Texas, comprising approximately 40,000 square feet (the "Premises") of the building known locally as Stonelake #6 ("Building") located at ___________ Stonelake Blvd., Austin, Texas 78759 situated on land more fully described on EXHIBIT "A" attached hereto and incorporated herein by reference, together with all rights, privileges, easements, appurtenances and amenities belonging to or in any way pertaining to the Premises, to have and to hold, subject to the terms, covenants and conditions in this Lease. The term of this Lease shall commence on the Commencement Date hereinafter set forth and shall end on the last day of the month that is one hundred twenty (120) months after the Commencement Date.

     A.   Building or Improvements to be Constructed.  If the Premises or part
          ------------------------------------------
thereof are to be constructed, the "Commencement Date" shall be deemed to be the earliest of: (i) the date upon which the Premises and other improvements to be erected in accordance with the plans and specifications described on EXHIBIT "B" attached hereto and incorporated herein by reference or to be attached hereto following completion of such plans and specifications (the "Plans") have been substantially completed and the Premises are tendered to Tenant with a Certificate of Occupancy; (ii) the date on which the Premises or such improvements would have been substantially completed but for delays Caused by Tenant, including Plan delays or change orders; or (iii) the date on which Tenant occupies any part of the Premises. Landlord shall notify Tenant in writing at any time Landlord claims any delay caused by Tenant. As used herein, the term "substantially completed" shall mean that, in the opinion of the architect or space planner that prepared the Plans, such improvements have been completed in accordance with the Plans, and the Premises are in good and satisfactory condition, with the exception of completion of minor punch list items. As soon as such improvements have been substantially completed and a Certificate of Occupancy has been obtained, Landlord shall, tender the premises to Tenant by notifying Tenant in writing that the Commencement Date has occurred. Should the Commencement Date not have occurred on or prior to May 1, 1996, provided such delay is not caused by Tenant, including plan delays or change orders, Landlord shall pay liquidated damages equal to One Thousand and No/100 Dollars ($1,000.00) for every calendar day after May 1, 1996 until the Premises are substantially completed and delivered to Tenant with a Certificate of Occupancy. Landlord shall pay such liquidated damage amount to Tenant in cash or at Tenant's written election and instruction, offset such amounts against rentals due hereunder. If the Premises have not been substantially completed and tendered to Tenant along with a Certificate of Occupancy obtained and tendered to Tenant by June 30, 1996, Landlord will provide temporary alternative space to Tenant of a quality and location similar to the Premises and at a total monthly cost to Tenant not exceeding the cost hereunder.
Landlord shall be responsible for all the costs incurred by Tenant to move into such temporary alternative space. In addition, Tenant shall have a one-time right to terminate this Lease only in the event that Landlord has not commenced drilling foundation piers for the Building on or before December 19, 1995. This December 19, 1995 date shall be extended on a day-for-day basis for each day of rain encountered at the Building site between and including December 1, 1995 and December 19, 1995. Should Tenant elect to exercise its termination right, Tenant must notify Landlord in writing of such election no later than 6:00 p.m. CST, December 20, 1995, at which point this Lease shall be null and void and of no further force and effect and Tenant shall receive a full refund of the Security Deposit. If the Premises have not been substantially completed and tendered to Tenant along with a Certificate of Occupancy by September 30, 1996, Tenant may at any time within 30 days thereafter terminate this Lease as a matter of right and without further liability therefor, and receive a full refund of the Security Deposit.

                                                        Initial_______    ______
                                                        Date _________    ______

                                      1.

2.   BASE RENT, SECURITY DEPOSIT AND ESCROW DEPOSITS

     A.   Base Rent.  Tenant agrees to pay Landlord rent for the Premises, in
          ---------
advance, without demand, deduction or set off, except as set forth herein, at the rate set forth below:

   Year               Monthly Base Rental Rate PSF     Total Monthly Base Rent
------------         ------------------------------   -------------------------

Years 1 - 5                     $0.70                        $28,000
Years 6 - 7                     $0.74                        $29,600
Year 8                          $0.76                        $30,400
Years 9 - 10                    $0.78                        $31,200

The first such monthly installment, plus the other monthly charges set forth in Paragraph 2C below, shall be .due and payable on the Commencement Date, and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the Commencement. Date, except that all payments due hereunder for any fractional calendar month shall be prorated.

     B.   Security Deposit.  In addition; Tenant agrees to deposit with Landlord
          ----------------
on the date hereof the stern of twenty eight thousand and 00/100 Dollars ($28,000.00), which shall be held by Landlord in an interest bearing account, as security for the performance of Tenant's obligations under this Lease (the "Security Deposit"), it being expressly understood and agreed that the Security Deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon occurrence, of an Event of Default, Landlord may use all or part of the Security. Deposit to pay past due rent or other payments due Landlord under this Lease or the cost of any other damage, injury, expense or liability caused by such Event of Default, without prejudice to any other remedy provided herein or provided by law. On demand, Tenant shall pay Landlord the amount that will restore the Security Deposit to its original amount. The Security Deposit shall be deemed the property of Landlord, but any remaining balance of the Security Deposit shall be returned by Landlord to Tenant upon termination or expiration of this Lease and when all of Tenant's obligations under this Lease have been fulfilled.

     C.   Escrow Deposits.  Without limiting in any way Tenant's other
          ---------------
obligations under this Lease, Tenant agrees to pay to Landlord its Proportionate Share (as defined in this Paragraph 2C below) of (i) Taxes (hereinafter defined) payable by Landlord pursuant to Paragraph 3A below, (ii) the cost of utilities payable by Landlord pursuant to Paragraph 8 below, (iii) Landlord's cost of maintaining insurance pursuant to Paragraph 9A below, and (iv) Landlord's cost of maintaining the Premises pursuant to Paragraph 5D below and any common area charges payable by Tenant in accordance with Paragraph 4B below, which costs shall exclude, however, any management fees charged by Landlord or its affiliates or agents other than the fee contemplated in Paragraph 4B (collectively, the "Tenant Costs"). During each month of the term of this Lease, on the same day that base rent is due hereunder, Tenant shall deposit in escrow with Landlord an amount equal to one-twelfth (1/12) of the estimated amount of Tenant's Proportionate Share of the Tenant Costs. Tenant authorizes Landlord to use the funds deposited with Landlord under this Paragraph 2C to pay such Tenant Costs. The initial monthly escrow payments will be $0.13 times the number of square feet of the Premises based upon the estimated amounts for the year in which this Lease commences and shall be increased or decreased annually to reflect Landlord's reasonable projections of the actual amount of all Tenant Costs. If the Tenant's total escrow deposits for any calendar year are less than Tenant's actual Proportionate Share of the Tenant Costs for such calendar year, Tenant shall pay the difference to Landlord within the later of thirty
(30) days after demand or ten (10) days after delivery to Tenant and approval of the reconciliation referenced below. Upon request by Tenant, Landlord will provide a written reconciliation of the Tenant Costs. If the total escrow deposits of Tenant for any calendar year are more than Tenant's actual Proportionate Share of the Tenant Costs for such calendar year, Landlord shall give Tenant written notice of same supported by a written reconciliation and if requested by Tenant, written evidence of Tenant Costs and retain the entire excess and credit it against Tenant's escrow deposits next maturing after such determination, or if such excess exceeds twenty percent (20%) of the escrowed amount, refund the entire excess balance to Tenant within thirty (30) business days of such notice. Tenant's "Proportionate Share" with respect to the Building, as used in this Lease, shall mean a fraction, the numerator of which is the gross rentable area contained in the Premises and the denominator of which is the gross rentable area contained in the entire Building. For purposes hereof, the gross rentable area of the Building shall be 108,000 square feet, To the extent the entire square footage of the Building is not leased, Landlord shall bear the pro rata expense allocable to the unleashed portion thereof. If Tenant or any other particular tenant of the Building could be clearly identified as (i) being responsible for causing any required maintenance or repair to any of the Building Common area or facilities, (ii) using excessive amounts of water (to the extent such usage is not separately metered), (iii) causing the insurance premiums to increase or require additional coverage because of such Tenant's use of the Building then such responsible tenant shall pay the entire cost of such maintenance, repair, usage or premium and such amount shall not be included as a Tenant Cost.

                                                        Initial_______    ______
                                                        Date _________    ______

                                      2.

3.   TAXES

     A.   Taxes and Assessments.  Subject to reimbursement under Paragraph 2C
          ---------------------
herein, Landlord agrees to pay all taxes, assessments and governmental charges of any kind and nature (collectively referred to herein as "Taxes") that accrue against file Premises, the Building and/or the land of which the Premises or the Building are a part. If at any time during the term of this Lease the present method of ad valorem taxation should be changed so that in lieu of or in addition to any taxes, assessments or governmental charges levied or imposed on real estate or improvements thereon there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received from the Premises and/or the land and improvements of which the Premises are a part, then the amount of such taxes, assessments, levies or charges, so measured or based shall be deemed to be included within the term "Taxes" for the purposes hereof. The Landlord shall have the right to employ a tax consulting firm to attempt to assure a fair tax burden on the real property within the applicable taxing jurisdiction. Tenant agrees to pay its Proportionate Share of the cost of such consultant which proportionate share shall not exceed a maximum of $1,000.00 annually. Landlord shall be responsible to pay all capital recovery fees trod/or special utility assessments rendered with respect to the Premises, and Tenant shall have no responsibility to pay or reimburse Landlord therefor provided that Tenant shall pay for all hook-up and meter fees necessitated by the interior finish of the Premises.

     B.   Personal Property Taxes.  Tenant shall be liable for all taxes levied
          -----------------------
or assessed against any personal property or fixtures placed in or on the Premises. If any such taxes are levied or assessed against Landlord or Landlord's property and (i) Landlord pays the same or (ii) the assessed value of Landlord's property is increased by inclusion of such personal property and fixtures and Landlord pays the increased taxes, then Tenant shall pay to Landlord, upon demand, the amount of such taxes.

4.   LANDLORD'S REPAIRS AND MAINTENANCE.

     A.   Structural Repairs.  Landlord, at its own cost and expense, shall
          ------------------
maintain the roof foundation and the structural soundness of the exterior walls of the Building in good repair, reasonable wear and tear excluded. The term "walls" as used herein shall not include windows, glass or plate glass, any doors, special store fronts or office entities, and the term "foundation" as used herein shall not include loading docks. Tenant shall immediately give Landlord written notice of defect or need for repairs, after which Landlord shall have reasonable opportunity to effect such repairs or cure such defect.

     B.   Tenant's Share of Common Area Charge.  Tenant agrees to pay its
          ------------------------------------
Proportionate Share of the cost incurred by Landlord for Landlord's (i) maintenance and/or landscaping (including both maintenance and replacement of landscaping) of any property that is a part of the Building or immediately adjacent to the Building and (ii) operating, maintaining and repairing any property, facilities or services (including without limitation utilities and insurance therefor) provided for the use or benefit of Tenant or the common use or benefit, of Tenant and other lessees of the Building so long as such property facility or service is otherwise contemplated in this Lease or hereafter requested or agreed to by Tenant and (iii) an administrative fee of fifteen percent (15%) of all common area maintenance charges described herein.

     C.   Audit of Tenant Costs.  Tenant shall have the right, at Tenant's sole
          ---------------------
cost, to audit the Landlord's records of Tenant Costs provided that all of the following criteria are met:

          1. Before conducting any audit, Tenant must pay the full amount of the escrow deposits then due for Tenant Costs under Paragraph 2C and must not be in default of any other lease provisions.

          2. Tenant may review only those records of Landlord that are related to Tenant Costs. Without limiting the foregoing, Tenant may not review any other leases, or Landlord's tax returns or financial statements.

          3. In conducting an audit, Tenant must utilize an independent certified Public accountant experienced in auditing such records subject to Landlord's reasonable prior approval.

          4. Upon receipt thereof, Tenant will deliver to Landlord a copy of the audit report and all accompanying data.

          5. Tenant will keep confidential all agreements involving the rights provided in this section and the results of any audits conducted hereunder. Notwithstanding the foregoing, Tenant shall be permitted to furnish the foregoing information to its attorneys, accountants and auditors to the extent necessary to perform their respective services for Tenant or to any arbitrator, mediator or court in which proceedings are pending related to such audit information.

          6. The audit shall be conducted in accordance with generally accepted rules of auditing practices.

                                                        Initial_______    ______
                                                        Date _________    ______

                                      3.

          7. Tenant may not conduct an audit more often than once each calendar year. Tenant may audit records with respect to each lease year only one time. No audit shall cover a period of time in excess of the one calendar year immediately preceding the audit.

          8. The audit right set forth in this section is not transferable by Tenant and shall be terminated if Tenant or a subsidiary or affiliate thereof is not the Tenant under this lease.

          9. If an audit by Tenant of the Tenant cost records pursuant to the foregoing demonstrates an overstatement of costs by Landlord in excess of the amount properly determined by the audit, Landlord shall pay Tenant the amount of said overstatement of costs (to the extent Tenant has paid such amount to Landlord). If said audit demonstrates an overstatement of costs by Landlord in excess of ten percent (10%) of the amount properly determined by the audit, Landlord shall also pay Tenant the reasonable costs incurred by Tenant in connection with said audit. If said audit demonstrates an understatement of costs by Landlord, Tenant shall reimburse Landlord's property management company for its reasonable costs incurred in connection with said audit. If such audit demonstrates an understatement, Tenant shall also pay Landlord the amount of such understatement.

5.   TENANT'S REPAIRS

     A.   Maintenance of Premises and Appurtenances.  Tenant, at its own cost
          -----------------------------------------
and expense, shall (i) maintain all parts of the Premises and promptly make all necessary repairs and replacements to the Premises (except those for which Landlord is expressly responsible hereunder), and (ii) keep the parking areas, driveways and alleys surrounding the Premises free from trash and debris generated by Tenant or its employees, agents or vendors. Tenant's obligation to 'maintain, repair and make replacements to the Premises shall cover, but not be limited in, pest control (including termites), trash removal and the maintenance, repair and replacement of all HVAC, electrical, plumbing, sprinkler and Other mechanical systems; provided, however, any maintenance, repair or replacement of the Premises covered by a warranty or guaranty of any contractor or materialman shall be coordinated through and enforced by Landlord pursuant to terms of such warranty or guaranty and at the cost and expense of such contractor or materialman as set forth therein.

     B.   Parking.  Landlord, at its expense, will provide and designate as
          -------
parking for Tenant one hundred sixty (160)parking spaces, of which eighty (80) shall be reserved exclusively for Tenant. Such reserved spaces shall be located in the areas identified on EXHIBIT "C" attached hereto and incorporated herein.
                           -----------
For purposes hereof, a "parking space" shall mean a minimum eight-foot (8') wide, eighteen and one-half foot (18 1/2") long space with a twenty-six foot (26') foot wide swing aisle for entrance into the space. Tenant and its employees, customers and licensees shall have thc right to use the eighty (80) exclusive reserved parking spaces that have been designated for Tenant's use on

Exhibit "C" and the remaining eighty (80) unreserved, non-exclusive parking
-----------
spaces subject to (1) ail rules and regulations promulgated by Landlord, and
(ii) rights of ingress and egress of other lessees. Landlord shall use reasonable and diligent efforts to enforce Tenant's parking rights against any third parties, and Tenant expressly does not have the right to tow or obstruct improperly parked vehicles. Tenant agrees not to park on any public streets or private roadways adjacent to or in the vicinity of the Premises.

     C.   System Maintenance.  Tenant, at its own cost and expense, shall enter
          ------------------
into a regularly scheduled preventive maintenance/service contract with a maintenance contractor approved by Landlord for servicing all heating and air conditioning systems and equipment within the Premises. The service contract must include all services suggested by the equipment manufacturer in its operations/maintenance manual and must become effective within thirty (30) days of the date Tenant takes possession of the Premises.

     D.   Option to Maintain Premises.  Should Tenant fail to perform any
          ---------------------------
maintenance, repair or replacement to the Premises required hereunder, and should such failure continue for a period of ten (10) business days following receipt of written notice from Landlord, Landlord reserves the right to perform, in whole or in part, any such maintenance, repairs and replacements to the Premises, in which event, Tenant shall be liable for the Cost and expense of such repair, replacement, maintenance and other such items. Landlord shall provide, at the monthly expense of the Tenants of the Building, regular mowing of any grass, trimming, weed removal, exterior painting, common sewage plumbing and general landscape maintenance, including keeping the parking areas, driveways, alleys, and the whole of the exterior of the Building and surrounding property in good repair and in a neat, clean condition and such other services, facilities, maintenance, and repair appropriate to the operation of research and development/service center projects in Austin, Texas. Subject to the terms of paragraph 9 below, Tenant shall not be obligated to repair any damage caused by fire or other peril covered by the insurance to be maintained by Landlord pursuant to paragraph 9 below.

6. ALTERATIONS. Tenant shall not make any alterations, additions or improvements to the Premises without the prior written :consent of Landlord, such consent not to be Unreasonably withheld, conditioned or delayed, however, structural or exterior alterations, additions or improvements are subject to Landlord's prior consent which may be given or withheld in its sole discretion. Prior to beginning construction of any such improvements, Tenant shall submit architectural drawings of the proposed improvements to Landlord and shall obtain Landlord's written consent to begin construction. Tenant, at its own cost and expense, may erect such shelves, bins, machinery and trade fixtures as it desires,

                                                        Initial_______    ______
                                                        Date _________    ______

                                      4.

provided that (i) such items do not alter the basic character of the Premises or the Building, (ii)such items do not overload or damage same, (iii) such items may be removed without injury to the Premises, and (iv) the construction, erection or installation thereof complies with all applicable governmental laws, ordinances, regulations and with Landlord's specifications and requirements defined as Trammell Crow Company's Standards and Specifications for Industrial Tenant Finish Construction dated April 1991 and as modified thereafter. Tenant shall be responsible for compliance with The Americans With Disabilities Act of 1990. Without implying any consent of Landlord thereto, all alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the term of this Lease. All shelves, bins, machinery and trade fixtures installed by Tenant and other improvements installed after Commencement Date shall be removed on or before the earlier to occur of the day of termination or expiration of this Lease or vacating the Premises, at which time Tenant shall restore the Premises to their original condition. All alterations, installations, removals and restorations shall be performed in a good and workmanlike manner so as not to damage or alter the primary structure or structural qualities of the Building or other improvements situated on the Premises or of which the Premises are a part.

7. SIGNS. Tenant shall be entitled to install signage on the exterior of the Building in locations and of a type and design more particularly described on

EXHIBIT "D" attached hereto and incorporated herein.  Any change to or
-----------
additional signage Tenant desires for the Premises shall be subject to Landlord's written approval, which shall not be unreasonably delayed, and shall be submitted to Landlord prior to the installation of such signage. Tenant shall repair, paint and/or replace the Building fascia surface to which its signs are attached upon Tenant's vacating the Premises or the removal or alteration of its signage. Tenant shall not, without Landlord's prior written consent, (i) make any changes to the exterior of the Premises, such as painting;
(ii) install any exterior lights, decorations, balloons, flags, pennants or banners; or (iii) erect or install any signs, windows or door lettering, placards, decorations or advertising media of any type which can be viewed from the exterior of the Premises: All signs, decorations, advertising media, blinds, draperies and other window treatment or bars or other security installations visible from outside the Premises shall conform in all respects to the criteria established by Landlord or shall be Otherwise subject to Landlord's prior written consent, which shall not be unreasonably delayed.

8. UTILITIES. Landlord agrees to provide, at no cost to Tenant, water and wastewater connections to the Premises and electricity service connections into the Building. Tenant shall have the right to connect the Premises to such Building connections as a part of the tenant finish construction. Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or at the Premises, together with any taxes, penalties, surcharges or the like pertaining to the Tenant's use of the Premises (unless such penalties are due to Landlord's acts or omissions) and any maintenance charges for utilities. Landlord shall have the right to cause any of said services to be separately metered to Tenant, at Tenant's expense.
Tenant shall pay its pro rata share, as reasonably determined by Landlord, of all charges for jointly metered utilities. In the event water is not separately metered to Tenant, Tenant agrees that it will not use water and sewer capacity for uses other than normal domestic restroom and kitchen usage, and Tenant further agrees to reimburse Landlord for the cost of such additional water and sewer use as determined by Landlord in its reasonable discretion, as additional rental if, in fact, Tenant uses water or sewer capacity for uses other than normal domestic restroom and kitchen uses without first obtaining Landlord's written permission, including but not limited to the cost for acquiring additional sewer capacity to service Tenant's excess sewer use. Furthermore, Tenant agrees in such event to install at its own expense a submeter to determine Tenant's usage. If Landlord determines that any other tenant or tenants in the Building use water and sewer capacity in excess of normal domestic restroom and kitchen uses, Landlord will require such tenant to separately meter or submeter such tenant or tenants' premises in the Building. Any material cessation of services for water, electric and wastewater that causes Tenant to cease normal operations in the Premises and is caused by Landlord or which may be covered under any insurance carried by Landlord extending beyond fourteen (14) consecutive days or thirty (30) days in the aggregate shall allow Tenant to abate rental payments for so long thereafter as services are not furnished and for each day thereafter services cease, following the original period.

9.   INSURANCE.

     A.   Landlord's Insurance.  Subject to reimbursement under Paragraph 2C
          --------------------
herein, Landlord shall maintain insurance covering the Building in an amount not less than eighty percent (80%) of the "replacement cost" thereof, insuring against the perils of fire and extended coverage, vandalism and malicious mischief. Landlord shall procure and maintain throughout the term of this Lease a policy or policies of insurance, at its sole cost and expense, insuring Landlord and Tenant against all claims, demands or actions arising out of or in connection with (i) the Premises and Building; (ii) the condition of the Premises and Building; (iii) Landlord's operations in and maintenance and use of the Premises and Building; and (iv) Landlord's liability assumed under this Lease, the limits of such policy or policies to be in the amount of not less than $500,000.00 per occurrence in respect of injury to persons (including death), and in the amount of not less than $1,000,000 per occurrence in respect of property damage or destruction, including the loss of use thereof. Copies of the policies or certificates shall be delivered to Tenant upon request.

                                                        Initial_______    ______
                                                        Date _________    ______

                                      5.

     B.   Tenant's Insurance.  Tenant, at its own expense, shall maintain during
          ------------------
the term of this Lease a policy or policies of workers' compensation and comprehensive general liability insurance, including personal injury and property damage, with contractual liability endorsement, in the amount of Five Hundred Thousand Dollars ($500,000.00) for property damage and One Million Dollars ($1,000,000.00) per occurrence and One Million Dollars ($1,000,000.00) in the aggregate for personal injuries or deaths of persons occurring in or about the Premises. Tenant, at its own expense, shall also maintain during the term of this Lease, fire and extended coverage insurance covering the replacement cost of (i) all alterations, additions, partitions and improvements installed or placed on the Premises by Tenant or by Landlord on behalf of Tenant; and (ii) all of Tenant's personal property contained within the Premises. Said policies shall (i) name the Landlord and management company as additional insured and insure Landlord's and management company's contingent liability under or in connection with this Lease (except for the workers' compensation policy, which instead shall include a Waiver of subrogation endorsement in favor of Landlord); (ii) be issued by an insurance company which is acceptable to Landlord; and (iii) provide that said insurance shall not be cancelled unless thirty (30) days prior written notice has been given to Landlord. Said policy or policies or certificates thereof Shall be delivered to Landlord by Tenant on or before the Commencement Date and upon each renewal of said insurance.

     C.   Prohibited Uses.  Tenant will not permit the Premises to be used for
          ---------------
any purpose or in any manner that would (i) void the insurance thereon, (ii) increase the insurance risk or cost thereof, or (iii) cause the disallowance of any sprinkler credits; including without limitation, use of the Premises for the receipt, storage or handling of any product, material or merchandise that is explosive or highly inflammable. If any increase in the cost of any insurance on the Premises or the Building is caused by Tenant's use of the Premises or because Tenant vacates the Premises, then Tenant shall pay the amount of such increase to Landlord upon demand therefor. Any increase in the cost of insurance on the Building caused by any other tenant's use of the Building shall not be included as a Tenant Cost and shall be borne exclusively by such tenant.

10.  FIRE AND CASUALTY DAMAGE.

     A.   Total or Substantial, Damage and Destruction.  If the Premises or the
          --------------------------------------------
Building should be damaged or destroyed by fire or other casualty, Tenant shall immediately give written notice to Landlord of such damage or destruction and Landlord shall within thirty (30) days of receipt of such notice determine and notify Tenant in Writing of its reasonable estimation of the time period required for completion of rebuilding or repairs. If the Premises or the Building should be totally destroyed by fire, or other casualty, or if they should be so damaged thereby that, in Landlord's reasonable estimation, rebuilding or repairs cannot be completed within one hundred twenty (120) days after the date of such damage or after such Completion there would not be enough time remaining under the terms of this Lease to fully amortize such rebuilding or repairs, then this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage.

     B.   Partial Damage or Destruction.  If the Premises or the Building should
          -----------------------------
be damaged by fire or other casualty and, in Landlord's reasonable estimation, rebuilding or repairs can be substantially completed within one hundred twenty
(120)days after the date of such damage, then this Lease shall not terminate and Landlord shall at its expense proceed with reasonable diligence to substantially restore the Premises to its previous condition, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements that may have been constructed, erected or installed in or about, the Premises for the benefit of, by or for Tenant. If the Premises are untenable in whole or in part following such damage, the rent payable hereunder during the period to which they are untenable shall be reduced to such extent as may be fair and reasonable under all of the circumstances. In the event that Landlord should fail to complete such repairs and rebuilding within one hundred twenty (120) days after the date upon which Landlord is notified by Tenant of such damage, Tenant may at its option terminate this Lease as to all of the Premises or the damaged portion of the Premises by delivering written notice of termination to Landlord as Tenant's exclusive remedy, which termination shall be effective as of the date of the notice of such damage provided pursuant to Paragraph 10(A) above, whereupon all rights and obligations with respect to the terminated portion of the Premises hereunder shall cease and terminate unless on or prior to the expiration of thirty (30) days following Landlord's receipt of such termination notice such repair or rebuilding is complete, in which event the Lease shall continue in full force and effect.

     C.   Damage or Destruction Prior to Occupancy.  Notwithstanding the
          ----------------------------------------
foregoing, if any substantial portion of the Premises is damaged or destroyed prior to the date the Premises is initially occupied by Tenant by a casualty described in Paragraph 10(A) above or due to any other cause not proximately caused by the negligence or willful misconduct of Tenant or its employees, and the rebuilding or repair thereof, in Tenant's reasonable estimation, will extend beyond September 30, 1996 then Tenant may elect to terminate this Lease as to all or the damaged portion of the building Premises as a matter of right without liability therefor as of the date of the notice of such damage provided pursuant to Paragraph 10(A) above (the "Damage Notice"), such termination to be accomplished by delivering written notice of such termination to Landlord within fifteen (15) calendar days of the Damage Notice, Whereupon all rights and obligations with respect to the terminated portion of the Premises hereunder, shall cease and terminate (other than Tenant's obligations under Paragraph 2(B) with respect to Monthly

                                                        Initial_______    ______
                                                        Date _________    ______

                                      6.

Escrows, if any, applicable to the period of time from the Commencement Date through the effective date of such termination).

     D.   Alternative Space.  If the Building is damaged or destroyed by a fire
          -----------------
or other casualty described in Paragraph 10(A) above or due to any other cause not proximately caused by the negligence or willful misconduct of Tenant or its employees and if Tenant has not initially occupied the Building and the rebuilding or repair will extend beyond July 31, 1996, then on or before five
(5) calendar days after request therefor by the Tenant, Landlord shall provide to Tenant a list of all potential alternate locations in the existing inventory of available sites of Landlord and its affiliates which are not Under lease for alternative warehouse space with HVAC in the amount of 16,200 square feet, and on or before forty-five (45) days (as such period may be extended for a reasonable period of time to accomplish any non-standard tenant finish-out requested by Tenant) after selection by Tenant of an alternate location from such inventory (the "Alternate Location"), Landlord shall provide the Alternate Location in a condition sufficient and with all requisite governmental permits and approvals for occupancy and use as soon as possible for Tenant's intended purposes at a total cost not greater than the base rental hereunder per square foot. The Alternate Location will be located, if possible, in reasonable proximity to the Premises and will contain in one structure, if possible, contiguous space not less than the total number of square feet contained in the Premises hereunder. Tenant may, but shall not be required to, occupy the Alternate Location for a period of time extending up to two (2) weeks following the restoration of the damaged or destroyed portion of the Premises and the completion of all Tenant Finish-Out thereto sufficient to restore the condition which existed immediately prior to such damage or destruction. In the event Landlord fails to timely provide the Alternate Location in full and complete accordance with this Paragraph 10(D), then Tenant may terminate this Lease as to all of the Premises or the damaged portion of the Premises as a matter of right and without liability therefor by delivering written notice thereof to Landlord, whereupon all rights and obligations with respect to the terminated portion of the Premises hereunder shall cease and terminate (other than Tenant's obligations under Paragraph 2(B) with respect to Monthly Escrows, if any, applicable to periods of time prior to such termination).

     E.   Lienholders' Rights in Proceeds.  Notwithstanding anything herein to
          -------------------------------
the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen
(15) days after such requirement is made known to Landlord by any such holder, whereupon all rights and obligations hereunder shall cease and terminate. Landlord shall inquire of such holder as to the intended application of the insurance proceeds if such holder has not instructed Landlord as to such application within twenty (20) days of the casualty.

     F.   Waiver of Subrogation.  Notwithstanding any provision of this Lease,
          ---------------------
each party hereto waives any cause of action it might have against the other party on account of any loss or damage that is insured against under any insurance policy carried or required to be carried hereunder (to the extent that such loss or damage is recoverable under Such insurance policy) that covers the Building, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements or business and which names Landlord or Tenant, as the ease may be, as a party insured but only to the extent of the insurance proceeds payable under such policies. Each party hereto agrees that it will cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

11. LIABILITY AND INDEMNIFICATION. Except for any claims, rights of recovery and causes of action that Landlord has released, or that are caused in whole or in part by the gross negligence or willful misconduct of Landlord, Tenant Shall hold Landlord harmless from and defend Landlord against any and all claims or liability including without limitation reasonable attorneys' fees and court costs raised against or suffered by Landlord for any injury or damage (i) to any person or property whatsoever occurring in, on or about the Premises or any part thereof, the Building and/or other common areas, the use of which Tenant may have in accordance with this Lease, if (and only if) such injury or damage shall be caused in whole or in part by the act, neglect, fault or omission of Tenant, its agents, servants, employees or invitees; (ii) arising from the conduct or management of any work done by the Tenant in or about the Premises; The provisions of this Paragraph 11 shall survive the expiration or termination of this Lease for a period of two (2) years. Landlord shall not be liable in any event for personal injury or loss of Tenant's property caused by: fire, flood, water leaks, rain, hail, ice, snow, smoke, lightning, wind, explosion, interruption of utilities or other occurrences unless, in the case of a water leak, such leak is a result of a failure by Landlord to repair a portion of the Building or Premises required to be repaired hereunder by Landlord and Landlord has received thirty (30) days prior written notice from Tenant of the necessity of such repair. To the extent the damage arising from such leak is paid by Tenant's insurance, Landlord shall reimburse Tenant upon demand for the amount of any deductible paid by Tenant and the increase in any premiums arising solely because of such claim. Landlord strongly recommends that Tenant secure Tenant's own insurance in excess of the amounts required elsewhere in this Lease to protect against the above occurrences if Tenant desires additional coverage for such risks. Tenant shall give prompt notice to Landlord of any significant accidents involving injury to persons or property. Furthermore, Landlord shall not be responsible for lost or stolen personal property, equipment, money or jewelry from the Premises or from the public areas of the Building or the Project, regardless of whether such loss occurs when the area is locked against entry. Landlord shall not be liable to Tenant or Tenant's

                                                        Initial_______    ______
                                                        Date _________    ______

                                      7.

employees, customers or invitees for any damages or losses to persons or property caused by any lessees in the Building or the Project, or for any damages or losses caused by theft, burglary, assault, vandalism or other crimes. Landlord strongly recommends that Tenant provide its own security systems and services and secure Tenant's own insurance in excess of the amounts required elsewhere, in this Lease to protect against the above occurrences if Tenant desires additional protection or coverage for such risks. Tenant shall give Landlord prompt notice of any criminal or suspicious conduct within or about the Premises, the Building or the Project and/or any personal injury or property, damage caused thereby. Landlord may, but is not obligated to, enter into agreements with third parties for the provision, monitoring, maintenance and repair of any courtesy patrols or similar services or fire protective systems and equipment and, to the extent same is provided at Landlord's sole discretion, Landlord shall not be liable to Tenant for any damages, costs or expenses which occur for any reason in the event any such system or equipment is not properly installed, monitored or maintained or any such services are not properly provided. Landlord shall use reasonable diligence in the maintenance of existing lighting, if any, in the parking garage or parking areas servicing the Premises, and Landlord shall not be responsible for additional lighting or any security measures in the Project, the Premises, the parking garage or other parking areas.

12. USE. The Premises shall be used only for the purpose of conducting a business, office, manufacturing, research and engineering facility with attendant health, recreation and dining facilities, and for receiving, storing, shipping and selling (other than retail)products, materials and merchandise made and/or distributed by Tenant and for such other lawful purposes as may be directly incidental thereto. Outside Storage, including without limitation storage of trucks and other vehicles, is prohibited without Landlord's prior, written consent Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in, upon or connected with the Premises, all at Tenant's sole expense. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action that would constitute a nuisance or would disturb, unreasonably interfere with or endanger Landlord or any other lessees of the Building or the Project.

13. HAZARDOUS WASTE. The term "Hazardous Substances," as used in this Lease, shall mean pollutants, contaminants, toxic or hazardous wastes, radioactive materials or any other substances, the use and/or the removal of which is required or the use of which is restricted, prohibited or penalized by any "Environmental Law," which term. shall mean any federal, state or local statute, ordinance, regulation or other law of a governmental or quasi-governmental authority relating to pollution or protection of the environment or the regulation of the storage or handling of Hazardous Substances Tenant hereby agrees that: (i) no activity will be conducted on the Premises that will produce any Hazardous Substances, except for such activities that are part of the ordinary course of Tenant's business activities (the "Permitted Activities"), provided said Permitted Activities are conducted in accordance with all Environmental Laws and have been approved in advance in writing by Landlord and, in connection therewith, Tenant shall be responsible for obtaining any required permits or authorizations and paying any fees and providing any testing required by any governmental agency; (ii) the Premises will not be used in any manner for the storage of any Hazardous Substances, except for the temporary storage of such materials that are used in the ordinary course Of Tenant's business (the "Permitted Materials"), provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws and have been approved in advance in writing by Landlord, and, in connection therewith, Tenant shall be responsible for obtaining any required permits or authorizations and paying any fees and providing any testing required by any governmental agency; (iii) no portion of the Premises will be used as a landfill or a dumping (iv) Tenant will not install any underground tanks of any type; (v) Tenant will not allow any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time may constitute, a public or private nuisance; and (vi) Tenant will not permit any Hazardous Substances to be brought Ohio the Premises, except for the Permitted Materials, and if so brought or found located thereon, the same shall be immediately removed, with proper disposal, and all required. clean-up procedures shall be diligently Undertaken by Tenant at its sole cost pursuant to all Environmental Laws. Landlord and Landlord's representatives shall have the right but not the obligation to enter the Premises for the purpose of inspecting the storage, use and disposal of any Permitted Materials to ensure compliance with all Environmental Laws. Should it be determined, in Landlord's sole opinion, that any Permitted Materials are being improperly stored, used or disposed of, then Tenant shall immediately take such corrective action as requested by Landlord. Should Tenant fail to take such corrective action within twenty-four (24) hours, Landlord shall have the right to perform such work and Tenant shall reimburse Landlord, on demand, for any and all costs associated with said Work. If at any time during Or after the term of this Lease, the Premises is found to be contaminated with Hazardous Substances and such contamination resulted from the acts or omissions of Tenant or its agents, contractors, licensees or invitees, Tenant shall diligently institute proper and thorough clean-up procedures, at Tenant's sole Cost. Tenant agrees to indemnify and hold Landlord harmless from all claims, demands, actions, liabilities, costs, expenses, damages, penalties and obligations of any nature arising from or as a result of any contamination of the Premises with Hazardous Substances, or otherwise arising from the use of the Premises by Tenant. The foregoing indemnification and the responsibilities of Tenant shall survive the termination or expiration of this Lease. Landlord shall conduct a phase I environmental review of the Land on which the Building sits to detect the existence of any Hazardous Substances or the violation of any Environmental Laws on said land. Landlord shall provide Tenant with a copy of such review and if Hazardous Materials are detected

                                                        Initial_______    ______
                                                        Date _________    ______

                                      8.

in violation of Environmental Laws, Tenant may terminate this Lease within ten
(10) days after receipt of such report. Further, in the construction of the Building and Premises, Landlord shall not use or install any Hazardous Substances except that are part of the ordinary course of construction of the Building and Premises and provided they are constructed in accordance with all Environmental Laws.

14. INSPECTION. Landlord's agents and representatives shall have the right to enter the Premises at any reasonable time during business hours (or at any time in ease of emergency) (i) to inspect the Premises, (ii) to make such repairs as may be required or permitted pursuant to this Lease, and/or (iii) during the last six (6) months of the Lease term, for the purpose of showing the Premises. In addition, Landlord shall have the right to erect a suitable sign on the exterior of the Premises stating the Premises are available for lease. Landlord shall only erect signage on the exterior of the Building advertising the Building for sale or lease in the location or locations designated on EXHIBIT
                                                                      -------
"D" attached hereto.  Landlord shall not maintain for sale or lease signs On the
---
Building during periods the Building is fully occupied. Tenant shall notify Landlord in writing at least thirty (30) days prior to vacating the Premises and shall arrange to meet with Landlord for a joint inspection of the Premises prior to vacating. If Tenant fails to give such notice or to arrange for such inspection, then Landlord's inspection of the Premises shall be deemed correct for the purpose of determining Tenant's responsibility for repairs and restoration of the Premises.

15. ASSIGNMENT AND SUBLETTING. Tenant shall not have the right to sublet, assign or otherwise transfer or encumber this Lease, or any interest therein, without the prior written consent of Landlord which consent shall not be unreasonably withheld or delayed. Any attempted assignment, subletting, transfer or encumbrance by Tenant in violation of the terms and covenants of this paragraph shall be void. Any assignee, sublessee or transferee of Tenant's interest in this Lease (all such assignees, sublessees and transferees being hereinafter referred to as "Transferees"), by assuming Tenant's obligations hereunder, shall assume liability to Landlord for all amounts paid to persons other than Landlord by such Transferees to which Landlord is entitled or is otherwise in contravention of this Paragraph 15. No assignment, subletting or other transfer, whether or not consented to by Landlord or permitted hereunder, shall relieve Tenant of its liability under this Lease. If an Event of Default occurs while the Premises or any part thereof are assigned or sublet, then Landlord, in addition to any other remedies herein provided or provided by law, may collect directly from such Transferee all rents payable to the Tenant and apply such rent against any sums due Landlord hereunder. No such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant is obligations hereunder. If Landlord consents to any subletting or assignment by Tenant as hereinabove provided and any category of rent subsequently received by Tenant under any such sublease is in excess of the same category of rent payable under this Lease, or any additional consideration is paid to Tenant by the assignee under any such assignment, after deducting from such excess rent or additional consideration, legal fees, broker's fees, tenant finish out costs and other fees incurred by Tenant in connection with such assignment or subletting, then Landlord may, at its option, declare seventy-five percent (75%) of such net excess rents under any sublease or such net additional consideration for any assignment to be due and payable by Tenant to Landlord as additional rent hereunder. The following shall additionally constitute an assignment of this Lease by Tenant for the purposes of this Paragraph 15: (i) any merger or consolidation of Tenant when Tenant is not the surviving corporation or its shareholders do not constitute at least fifty percent (50%) of the ownership of the consolidated company or in the alternative control the board of directors of the surviving corporation, (ii) a transaction resulting in a change in control of Tenant when fifty percent (50%) or more of Tenant's outstanding voting stock is sold and the board of directors of Tenant prior to such transaction ceases to be at least a majority of the board of directors after such transaction, and (iii) the sale, transfer, exchange, liquidation or other distribution in excess of fifty percent (50%) of Tenant's assets. Notwithstanding the foregoing, consent will not be required in the event that Tenant transfers the owner, hip of its principal business operation or in excess of fifty percent (50%) of its assets to or merges with a public company or to another entity with a net worth equal to or greater than that of Tenant.

16. CONDEMNATION. If any portion of the Building constituting the Premises or twenty-five percent (25%) of the non-Building portion of the Premises are taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain or private purchase in lieu thereof, and the taking prevents or materially interferes with the use of the Premises for the purpose for which they were leased to Tenant, then this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective on the date of such taking. If less than 25% of the non-Building portion of the Premises are taken for any public or quasi-public rise under any governmental law, ordinance or regulation, or by right of eminent domain or private purchase in lieu thereof, which taking does not prevent or materially interfere with the use of the Premises for the purpose for which they were leased to Tenant, then this Lease shall not terminate, but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances. All compensation awarded in connection with or as a result of any of the foregoing proceedings, other than relocation expenses due to Tenant, shall be the property of Landlord, and Tenant hereby assigns any interest in any such award to Landlord; provided, however, Landlord shall have no interest in any such reward made to Tenant for loss of business or goodwill or for the taking of Tenant's trade fixtures and personal property, if a separate award for such items is made to Tenant.

                                                        Initial_______    ______
                                                        Date _________    ______

                                      9.

17. HOLDING OVER. At the termination of this' Lease by its expiration or otherwise, Tenant shall immediately deliver possession of the Premises to Landlord with all repairs and maintenance required herein to be performed by Tenant completed. If, for any reason, Tenant retains possession of the Premises after the expiration or termination of this Lease, unless the parties hereto otherwise agree in writing, such possession shall be deemed to be a tenancy at will only, and all of the other terms and provisions of this Lease shall be applicable during such period, except that Tenant shall pay Landlord from time to time, upon demand, as rental for the period of such possession, an amount equal to one and one-half(1 1/2) times the base rent in effect on the date of such termination of this Lease, computed on a daily basis for each day of such period. No holding over by Tenant, whether with or without consent of Landlord, Shall operate to extend this Lease except as otherwise expressly provided. The preceding provisions of this Paragraph 17 shall not be construed as consent for Tenet to retain possession of the Premises in the absence of written consent thereto by Landlord."

18. QUIET ENJOYMENT. Landlord covenants that it now has, or will acquire before Tenant takes possession of the Premises, good title to and/or a ground lease of the Premises, free and clear of all liens and encumbrances, excepting only the lien for current ad valorem taxes not yet due, any mortgage or mortgages, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record which do not contain terms or provisions which would at any time prohibit Tenant's permitted use of the Premises under this Lease. Landlord represents that it has the authority to enter into this Lease and that, so long as Tenant pays all amounts due hereunder and performs all other covenants and agreements herein set forth, Tenant shall peaceably and quietly have, hold and enjoy the Premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this Lease.

19. EVENTS OF DEFAULT. The following events (herein individually referred to as an "Event of Default") each shall be deemed to be a default in or breach of Tenant's obligations under this Lease:

     A. Tenant shall fail to pay any installment of the rent herein reserved when due; or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of five (5) business clays following receipt by Tenant of written notice thereof from Landlord.

     B. Tenant shall fail to discharge any lien placed upon the Premises in Violation of Paragraph 22 hereof within twenty (20) days after any such lien or encumbrance is filed against the Premises.

     C. Tenant shall fail to comply with any term, provision or covenant of this Lease (other than those listed above in this paragraph) and shall not commence the curing of such failure within twenty (20) days after receipt of written notice thereof from Landlord and prosecute the curing thereof to completion with reasonable diligence.

20. REMEDIES. Upon each occurrence of an Event of Default, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand:

                 (A)  Terminate this Lease;

                 (B) Enter upon and take possession of the Premises without terminating this Lease;

                 (C) Make such payments and/or take such action and pay and/or perform whatever Tenant is obligated to pay or perform under the terms of this Lease, and Tenant agrees that Landlord shall not be liable for any damages resulting to Tenant from such action unless caused by the gross negligence or willful misconduct of Landlord; and/or

                 (D) Alter all locks and other security devices at the Premises, with or without terminating this Lease, and pursue, at Landlord's option, one or more remedies pursuant to this Lease, however, Tenant and Landlord hereby expressly agree that Landlord shall be required to provide to Tenant the new key to the Premises, regardless, of hour upon payment to Landlord of all delinquent rental and other sums due to Landlord under this Lease by cashier's check. Landlord, without waiving any other remedy it may have, may enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, without being liable for prosecution of any claim of damages therefore. In the event of any violation of Section 93.002 of file Texas Property' Code by Landlord or by any agent or employee of Landlord, Tenant hereby expressly waives any and all rights Tenant may have under Paragraph (g) of such Section 93.002

     A.   Damages Upon Termination.  If Landlord terminates this Lease at
          ------------------------
Landlord's option, Tenant shall be liable for and shall pay to Landlord the sum of all rental and other payments owed to Landlord hereunder accrued to the date of such termination, plus, as liquidated damages, an amount equal to (i) the present value of the total rental and other payments owed hereunder for the remaining portion of the Lease term, calculated as if such term expired on the date set forth in Paragraph 1, less (ii) the present value of the then fair market rental for the Premises for such period.

                                                         Initial______    ______
                                                         Date_________    ______

                                      10.

     B.   Damages Upon Repossession.  If Landlord repossesses the Premises
          -------------------------
without terminating this Lease, Tenant, at Landlord's option, shall be liable for and shall pay Landlord on demand all rental and other payments owed to Landlord hereunder, accrued to the date of such repossession, plus all amounts required to be paid by Tenant to Landlord until the date of expiration of the term as stated in Paragraph 1, reduced by all amounts actually received by Landlord through reletting the Premises, during such remaining term (but only to the extent of the rent herein reserved). Actions to collect amounts due by Tenant to Landlord under this paragraph may be brought from time to time, on one or more occasions, without the necessity of Landlord's waiting until expiration of the Lease term.

     C.   Costs of Reletting, Removing, Repairs and Enforcement.  Upon an Event
          -----------------------------------------------------
of Default, in addition to any sum provided to be paid under this Paragraph 20, Tenant also shall be liable for and shall pay to Landlord (i) brokers' fees and all other costs and expenses incurred by Landlord in connection with reletting the whole or any part of the Premises; (ii) the costs of removing, storing or disposing of Tenant's or any other occupant's property; (iii) the costs of repairing, altering, remodeling or otherwise putting the Premises into condition acceptable to a new tenant or tenants which are not expenses incurred by Landlord specifically because of the requirements of the replacement tenant;
(iv) any and all reasonable costs and expenses incurred by Landlord in effecting compliance with Tenant's obligations under this Lease; and (v) all reasonable expenses incurred by Landlord in enforcing or defending Landlord's rights and/or remedies hereunder, including without limitation all reasonable attorneys' fees and all court costs incurred in connection with such enforcement or defense.

     D.   Late Charge.  In the event Tenant fails to make any payment due
          -----------
hereunder within five (5) business days after such payment is due, including without limitation any rental or escrow payment, in order to help defray the additional cost to Landlord for processing such late payments and not as interest, Tenant shall pay to Landlord on demand a late charge in an amount equal to one percent (1%) of the first two (2) late payments, and five percent (5%) of each late payment thereafter during any twelve (12) calendar month period. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law, and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

     E.   Interest on Past Due Amount.  If Tenant fails to pay any s/ma which at
          ---------------------------
any time becomes due to Landlord under any provision of this Lease as and when the same becomes due hereunder, and such failure continues for ten (10) days after receipt by Tenant of notice of such payment being due, then Tenant shall pay to Landlord interest on such overdue amounts from the date due until paid at an annual rate which equals the lesser of (i) twelve percent (12%) or (ii) the highest rate then permitted by law.

     F.   No Implied Acceptances or Waivers.  Exercise by Landlord of any one or
          ---------------------------------
more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance by Landlord of Tenant's surrender of the Premises it being understood that such surrender can be effected only by the written agreement of Landlord. Tenant and Landlord further agree that forbearance by Landlord to enforce any of its rights under this Lease or at law or inequity shall not be a waiver of Landlord's right to enforce any one or more of its rights, including any right previously forborne, in connection with any existing or subsequent default. No re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention is given to Tenant, and, notwithstanding any such reletting or re-entry or taking possession of the Premises, Landlord may at any time thereafter elect to terminate this Lease for a previously uncured default. Pursuit of any remedies hereunder shall not preclude the pursuit of any other remedy herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages occurring to Landlord by reason of the violation of any of the terms, provisions and covenants contained in this Lease. Landlord's acceptance of any rent following an Event of Default hereunder shall not be construed as Landlord's waiver of such Event of Default. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants of this Lease shall be deemed or construed to constitute a waiver of any other violation or default.

     G.   Reletting of Premises.  In the event of any termination of this Lease
          ---------------------
and/or repossession of the Premises for an Event of Default, Landlord shall use reasonable efforts to relet the Premises and to collect rental after reletting, with no obligation to accept any lessee that Landlord deems undesirable or to expend any funds in connection with such reletting or collection of rents therefrom. Tenant shall not be entitled to credit for or reimbursement of any proceeds of such reletting in excess of the rental Owed hereunder for the period of such reletting. Landlord may relet the whole or any portion of the Premises, for any period, to any tenant and for any use or purpose.

     H.   Landlord's Default.  If Landlord fails to perform any of its
          ------------------
obligations hereunder within thirty (30) days after written notice from Tenant specifying such failure, Tenant's exclusive remedy shall be an action for damages and the abatement of rent due hereunder if the default arises from Landlord's violation of Paragraph 18 hereof and Tenant is prevented from using the Premises for the uses permitted hereunder. Unless and until Landlord fails to so cure any default after such notice, Tenant shall not have any remedy or cause of action by reason thereof. All obligations of Landlord hereunder except as expressly set forth in Paragraphs l, 4A and 18 will be construed as covenants, not conditions; and all such obligations will be binding upon Landlord only during the period of its possession of the premises and not

                                                         Initial______    ______
                                                         Date_________    ______

                                      11.

thereafter. The term "Landlord" shall mean only the owner, for the time being, of the Premises and, in the event of the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all covenants and obligations of the Landlord thereafter accruing, provided that such covenants and obligations shall be binding during the Lease term upon each new owner for the duration of such owner's ownership. Notwithstanding any other provision of this Lease, Landlord shall not have any personal liability hereunder. In the event of any breach or default by Landlord in any term or provision of this Lease, Tenant agrees to look solely to the Premises and the Building for satisfaction of any judgment obtained against Landlord following execution against the building, Tenant will not seek any deficiency judgment against Landlord for any unsatisfied portion of the judgment for use by Tenant on or before September 30, 1996, Tenant may terminate this Lease by written notice to Landlord and the Security Deposit shall be refunded to Tenant in full.

           I.  Tenant's Personal Property.  If Landlord repossesses the Premises
               --------------------------
pursuant to the authority herein granted, then, in addition to Landlord's rights under Paragraph 27 hereof, Landlord shall have the right to (i) keep in place and use, or (ii) remove and store, all of the furniture, fixtures and equipment at the Premises, including that which is owned by or leased to Tenant, at all times prior to any foreclosure thereon by Landlord or repossession thereof by any lessor thereof or third party having a lien thereon. In addition to the Landlord's other rights hereunder, Landlord may dispose of the stored property if Tenant does not claim the property within twenty (20) days after the date the property is stored. Landlord shall give Tenant at least ten (10) days prior written notice of such intended disposition. Landlord shall also have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person ("Claimant") who presents to Landlord a copy of any instrument represented by Claimant to have been executed by Tenant (or any predecessor of Tenant) granting claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property. The rights of Landlord herein stated shall be in addition to any and all other rights that Landlord has or may hereafter have at law or in equity, and Tenant stipulates and agrees that the rights granted Landlord under this paragraph are commercially reasonable.

          J.  Abandonment.  Should Tenant vacate or abandon all or
              -----------
substantially all of the Premises whether or not Tenant is in default of the rental payments due under this Lease and shall fail to re-occupy same within thirty (30) days of receipt by Tenant of written notice from Landlord, Landlord shall have the right as its sole remedy for such abandonment to terminate this Lease and Tenant shall pay to Landlord the unamortized balance of the Tenant Finish Allowance and any leasing commissions paid in connection with this Lease using a ten (10) year amortization period and an imputed rate of ten percent (10%).

21. MORTGAGES. Conditioned upon receipt by Tenant of a Subordination, Attornment and Non-Disturbance Agreement as described below, Tenant accepts this Lease subject and subordinate to any mortgages and/or deeds of trust now or at any time hereafter constituting a lien or charge upon the Premises or the improvements situated thereon or the Building, provided, however, that if the mortgagee, trustee or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee or holder, this Lease shall be deemed superior to such lien, whether this Lease was executed before or after said mortgage or deed of trust. Tenant, at any time hereafter on demand, shall execute any instruments, releases or other documents that may be required by any mortgagee, trustee or holder for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage, so long as a Subordination, Non-disturbance and Attornment Agreement has been executed by such mortgagee, trustee or holder and provided to Tenant. Tenant shall not terminate this Lease or pursue any other remedy available to Tenant hereunder for any default on the part of Landlord without first giving written notice by certified or registered mail, return receipt requested, to any mortgagee, trustee or holder of any such mortgage or deed of trust, the name and post office address of which Tenant has received written notice, specifying the default in reasonable detail and affording such mortgagee, trustee or holder a reasonable opportunity (but in no event less than thirty (30) days) to make performance, at its election, for and on behalf of Landlord. Landlord agrees that Landlord shall use reasonable diligence to obtain from each and every mortgagee or lessor that is on will be superior to this Lease a Subordination, Non-Disturbance and Attornment Agreement.

22. MECHANIC'S LIENS. Tenant has no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord or Tenant in the Premises. Tenant will save and hold Landlord harmless from any and all loss, cost or expense, including without limitation attorneys' fees, based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the Premises or under the terms of this Lease arising from the actions or alleged actions of Tenant or its agents, contractors, licensees or invitees.

23. STONELAKE BOULEVARD CONSTRUCTION. Landlord agrees to construct at Landlord's sole cost and expense, Stonelake Boulevard being a minimum thirty-six foot (36') wide two lane public roadway from the Mopac Expressway access road west to the proposed Homestead Suite hotel site by May 22, 1996. Should Landlord fail to have commenced and be diligently pursuing completion of such construction by May 1, 1996, Tenant may terminate this Lease within two (2) business days thereafter by written notice to Landlord and the Security Deposit shall be immediately refunded to Tenant in full. Such termination right shall cease, if not exercised upon completion of the roadway. If the roadway is not completed and available

24. ACCESS ROAD TO BRAKER LANE. Landlord agrees to construct a private access road to Braker Lane by December 31, 1996. Should Landlord fail to do so, ten percent (10%) of the monthly base rent due hereunder shall abate until such time as the road is completed.

25. EXPANSION/RIGHT OF FIRST REFUSAL. Tenant shall have the right to lease as much additional contiguous space (above and beyond the initial 40,000 square feet) as Tenant desires prior to February 1, 1996 under the same lease rates and finish allowance per square foot as provided for in this Lease. Tenant shall notify Landlord in writing of its desire to increase the square footage of the Premises lease hereunder and Landlord shall prepare or cause to be prepared, and execute an amendment to this Lease modifying the definition of Premises and the total monthly base rent to include such additional space.

     At any time after February 1, 1996, Landlord shall have the right to lease the Building other than the Premises and any other space then leased by Tenant, beginning with the west end of the Building and then proceeding toward the east end of the Building until the Building becomes fully leased. Prior to executing any other lease, Landlord shall extend to Tenant an ongoing right of first refusal to lease any space adjoining the Premises and any other space leased by Tenant that becomes available in the Building, subject to existing tenants' rights. Landlord hereby grants to Tenant the right of first refusal to lease the space adjacent to the Premises from the Landlord subject to any existing leases in place. In the event a prospective tenant desires to lease this space from Landlord, Landlord shall notify Tenant thereof in the manner provided herein for notice, whereupon Tenant shall have five (5) business days after receipt of such notice in which to elect to exercise Tenant's right of first refusal. In the event Tenant fails to give Landlord written notice of Tenant's election to lease the adjacent space within said five (5) business day period, Tenant shall have no further right, title or interest in the adjacent space until the tenant leasing such space vacates the building. If, on the other hand, Tenant exercises its right of first refusal in the manner provided, above, the lease of the adjacent property shall be consummated at comparable rates and terms offered to the prospective tenant for a lease of equal term and the same tenant improvement allowances. Landlord agrees to use its reasonable diligence to secure the right of substitution in any lease within the contiguous 20,000 Square feet to the west of Tenant's original 40,000 Square feet of lease space. Any renewals on such contiguous 20,000 square feet will be subject to Tenant's right, of first refusal.

26. TENANT FINISH ALLOWANCE PROVIDED. Landlord will pay an allowance to Tenant Of $12.00 per square foot for the initial 40,000 square feet and any additional space leased prior to February 1, 1996 ("Tenant Finish Allowance") for the construction of Tenant's Improvements to the Premises. All Tenant Improvements shall be constructed by Landlord's contractors in accordance with the plans and specifications approved by Tenant with no construction management fee payable to Landlord. To the extent practical, Tenant Improvements construction shall commence as early in the construction of the Building as possible. Landlord shall pay for completion of the Tenant Improvements ("Tenant Finish Costs"); provided, however, Tenant shall reimburse Landlord for Tenant Finish Costs exceeding $12.00 per square foot of space in the Premises, such reimbursement to be paid fifty percent (50%) upon approval of the construction budget as provided below and fifty percent (50%) upon substantial completion of the Tenant Improvements. For purposes hereof, Tenant Finish Costs include but are not limited to architectural and engineering fees, actual construction material and labor. Should the actual Tenant Finish Costs incurred by Landlord be less than the Tenant Finish Allowance, the balance of the Tenant Finish Allowance shall at Landlord's election be credited against the first months' rental payments due hereunder or shall reduce the per square foot rental rate for the balance of the initial lease term by amortizing the unused portion over a period of ten (10) years at 11% interest per annum.

27. OPTION TO RENEW. Tenant shall have the right and option to renew this Lease for one (1) additional five (5) year term by delivering written notice thereof to Landlord at least one hundred eighty

                                                         Initial______    ______
                                                         Date_________    ______

                                      12.

(180) days prior to the expiration date of the original lease term, provided that at the time of such notice and at the end of the lease term, Tenant is not in default hereunder. Upon the delivery of said notice and subject to the conditions set forth in the preceding sentence, this Lease shall be extended upon the same terms, covenants and conditions as provided in this Lease, except that the base rental payable during said extended term shall be the fair market rental rate for space of comparable size, quality and location at the commencement of such extended term. If a conflict arises in the determination of such a fair market rental rate, a three-member committee, selected from brokers licensed by the Texas Real Estate Commission and active in the Austin, Texas industrial market shall determine the fair market rental rate. The first two members of such committee shall be selected by Landlord and Tenant respectively, which two members shall select the third.

28. NET PROFITS AGREEMENT. Landlord and Tenant have entered into that certain Net Profits Agreement as a material inducement and in consideration for Tenants entering into this Lease, a copy of which is attached hereto and incorporated herein as EXHIBIT "F".
          -----------

29.  MISCELLANEOUS.

     A.   Interpretation.  The captions inserted in this Lease are for
          --------------
convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease. Any reference in this Lease to rentable area shall mean the gross rentable area as determined by the roofline of the building in question.

     B.   Binding Effect.  Except as otherwise herein expressly provided, the
          --------------
terms, provisions and covenants and conditions in this Lease shall apply to, inure to the benefit of and be binding upon the parties hereto and upon their respective heirs, executors, personal representatives, legal representatives, successors and assigns. Landlord shall have the right to transfer and assign, in whole or in part, its rights and obligations in the Premises and in the Building and other property that are the subject of this Lease.

     C.   Evidence of Authority.  Tenant agrees to furnish to Landlord, promptly
          ---------------------
upon demand, a corporate resolution, proof of due authorization by partners or other appropriate documentation evidencing the due authorization of such party to enter into this Lease.

     D.   Force Majeure.  Landlord shall not be held responsible for delays in
          -------------
the performance of its obligations hereunder when caused by material shortages, acts of God, labor disputes or other events beyond the control of Landlord.

     E.   Payments Constitute Rent.  Notwithstanding anything in this Lease to
          ------------------------
the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as rent, shall constitute rent.

     F.   Estoppel Certificates.  Tenant agrees, from time to time, within ten
          ---------------------
(10) business days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating, if true, that this Lease is in full force and effect, the date to which rent has been paid, the unexpired term of this Lease, any defaults existing under this Lease (or the absence thereof) and such other factual or legal matters pertaining to this Lease as may be requested by Landlord. It is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this Lease.

     G.   Entire Agreement.  This Lease constitutes the entire understanding and
          ----------------
agreement of Landlord and Tenant with respect to the subject matter of this Lease, and contains all of the covenants and agreements of Landlord and Tenant with respect thereto. Landlord and Tenant each acknowledge that no representations, inducements, promises or agreements, oral or written, have been made by Landlord or Tenant, or anyone acting on behalf of Landlord or Tenant, which are not contained herein, and any prior agreements, promises, negotiations or representations not expressly set forth in this Lease are of no force or effect. EXCEPT AS SPECIFICALLY PROVIDED IN THIS LEASE, TENANT HEREBY WAIVES THE BENEFIT OF ALL WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE PREMISES, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR ANY PARTICULAR PURPOSE. Landlord's agents and employees do not and will not have authority to make exceptions, changes or amendments to this Lease, or factual representations not expressly contained in this Lease. Under no circumstances shall Landlord or Tenant be considered an agent of the other.
This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

     H.   Survival of Obligations.  So long as Tenant has at any point occupied
          -----------------------
the Premises, all obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including without limitation all payment obligations with respect to taxes and insurance and all obligations concerning the condition and repair of the Premises. Upon the expiration or earlier termination of the term hereof, and prior to Tenant Vacating the Premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put the Premises in good condition and repair, reasonable wear and tear excluded, including without limitation, the cost of repairs to and, if required, replacements of all heating and air conditioning systems and equipment therein. Tenant shall also, prior to vacating the Premises,

                                                         Initial______    ______
                                                         Date_________    ______

                                      13.

pay to Landlord the amount, as estimated by Landlord; of Tenant's obligation hereunder for real estate taxes and insurance premiums for the year or portion thereof in which the Lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any exceeds to be returned to Tenant after all such obligations have been determined and satisfied, as the case may be. Any Security Deposit held by Landlord may, at Landlord's option, be credited against any amounts due from Tenant under this Paragraph 23H.

     I.   Severability of Terms.  If any clause or provision of this Lease is
          ---------------------
illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then, in such event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal; valid and enforceable.

     J.   Effective Date. All references in this Lease to "the date hereof" or
          --------------
similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this Lease.

     K.   Brokers' Commission.  Tenant represents and warrants that it has dealt
          -------------------
with and will deal with no broker, agent or other person other than Susan Harris of Commercial Industrial Properties Company ("CIP"), in connection with this transaction or future related transactions and that no other broker, agent or other person brought about this transaction, and Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction. An agreement setting forth in greater detail the agreement between Tenant, CIP and Landlord regarding commissions is attached hereto and incorporated herein as EXHIBIT "E".
                                                                    -----------

     L.   Ambiguity.  Landlord and Tenant hereby agree and acknowledge that this
          ---------
Lease has been fully reviewed and negotiated by both Landlord and Tenant, and that Landlord and Tenant have each had the opportunity to have this Lease reviewed by their respective legal counsel, and, accordingly, in the event of any ambiguity herein, Tenant does hereby waive the rule of construction that such ambiguity shall be resolved against the party who prepared this Lease.

     M.   Joint Several Liability.  If there be more than one Tenant, the
          -----------------------
obligations hereunder imposed upon Tenant shall be joint and several. If there be a guarantor of Tenant's obligations hereunder, the obligations hereunder imposed upon Tenant shall be joint and several obligations of Tenant and such guarantor, and Landlord need not first proceed against Tenant before proceeding against such guarantor, nor shall any such guarantor be released from its guaranty for any reason whatsoever, including, without limitation, in ease of any amendments hereto, waivers hereof or failure to give such guarantor any notices hereunder.

     N.   Third Party Rights.  Nothing herein expressed or implied is intended,
          ------------------
or shall be construed, to confer upon or give to any person or entity, other than the parties hereto, any right or remedy under or by reason of this Lease.

     O.   Exhibits and Attachment.  All exhibits, attachments, riders and
          -----------------------
addenda referred to in this Lease, and the exhibits listed herein below and attached hereto, are incorporated into this Lease and made a part hereof for all intents and purposes, as if fully set out herein. All capitalized terms used in such documents shall, unless otherwise defined therein, have the same meanings as are set forth herein.

     P.   Applicable Law.  This Lease has been executed in the State of Texas
          --------------
and shall be governed in all respects by the laws of the State of Texas. It is the intent of Landlord and Tenant to conform strictly to all applicable state and federal usury laws. All agreements between Landlord and Tenant, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever shall the amount contracted for, charged or received by Landlord for the use, forbearance or retention of money hereunder or otherwise exceed the maximum amount which Landlord is legally entitled to contract for, charge or collect under the applicable state or federal law. If, from any circumstance whatsoever, fulfillment of any provision hereof at the time performance of such provision shall be due shall involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled shall be automatically reduced to the limit of such validity, and if from any such circumstance Landlord shall ever receive as interest or otherwise an amount in, excess of the maximum that can be legally collected, then such amount which would be excessive interest shall be applied to the reduction of rent hereunder, and if such amount which would be excessive interest exceeds such rent, then such additional amount shall be refunded to Tenant.

30. NOTICES. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivering of notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivering of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken.

                                                         Initial______    ______
                                                         Date_________    ______

                                      14.

                (i) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address for Landlord set forth below or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay rent and any other amounts to Landlord under the terms of this Lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord.

                (ii) All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address set forth below, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

                (iii) Except as expressly provided herein, any written notice, document or payment required or permitted to be delivered hereunder shall be deemed to be delivered when received or, whether actually received or not, when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, return receipt requested, addressed to the parties hereto, at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith.

31. LANDLORD'S LIEN. In addition to any statutory lien for rent in Landlord's favor, Landlord shall have and Tenant hereby grants to Landlord a continuing security interest in all rentals and other sums of money which may become due under this Lease from Tenant, all goods, equipment, fixtures, furniture, inventory, and other personal property of Tenant now or hereafter situated at, on or within the real property described in EXHIBIT "A" attached hereto and incorporated herein by reference, and such property shall not be removed therefrom without the consent of Landlord, except in the ordinary course of Tenant's business. In the event any of the foregoing described property is removed from the Premises in violation of the covenant in the preceding sentence, the security interest shall continue in such property and all proceeds and products, regardless of location. Upon an Event of Default hereunder by Tenant, in addition to all of Landlord's other rights and remedies, Landlord shall have all rights and remedies under the Uniform Commercial Code, including without limitation the right to sell the property described in this paragraph at public or private sale at any time after ten (10) days prior notice by Landlord. Tenant hereby agrees to execute such Other instruments deemed by Landlord as necessary or desirable under applicable law to Perfect more fully the security interest hereby created. Landlord and Tenant agree that this Lease and security agreement and EXHIBIT "A" attached hereto serves as a financing statement and that a copy, photograph or other reproduction of this portion of this Lease may be filed of record by Landlord and have the same force and effect as the original. This security agreement and financing statement also covers fixtures located at the Premises subject to this Lease and legally described in EXHIBIT "A" attached hereto, and all rents or other consideration received by or on behalf of Tenant in connection with any assignment of Tenant's interest in this Lease or any sublease of the Premises or any part thereof, and, therefore, may also be filed for record in the appropriate real estate records.

     EXECUTED BY LANDLORD, this 20/th/ day of November, 1995.

                                           SL-6 Partners, LTD.

                                           By:  Trammell Crow Central Texas, Ltd.
                                                a Texas limited partnership,

                                           By:  Trammell Crow Central Texas, Inc.
                                                a Texas corporation, its general partner

Attest/Witness                             By:__________________________________________
                                           Title:_______________________________________
___________________________________
Title:  Property Manager                   Address: c/o Trammell Crow Central Texas, Inc.
      -----------------------------
                                           301 Congress Avenue, Suite 1300, Austin, TX 78701

     EXECUTED BY TENANT, this 14/th/ day of November, 1995.

                                           PROGRESSIVE SYSTEM TECHNOLOGIES, INC.:

Attest/Witness
                                           _____________________________________________
                                           By:       Sharon Foster
___________________________________
Title:Marketing Director - TCCT            Title:    Chief Financial Officer
      -----------------------------
                                           Address:  3100 Alvin DeVane, Suite B-125
                                                     Austin, Texas 78741

EXHIBIT "A"   - Description of Premises
EXHIBIT "B"   - Plans
EXHIBIT "C"   - Parking Plan
EXHIBIT "D"   - Signage Plan
EXHIBIT "E"   - CIP Agreement
EXHIBIT "F"   - Net Profits Agreement

                                                         Initial______    ______
                                                         Date_________    ______

                                      15.

                                   EXHIBIT A

                            DESCRIPTION OF PREMISES

                        TO BE INCLUDED AT A LATER DATE

                                                         Initial______    ______
                                                         Date_________    ______

                                      1.

                                   EXHIBIT B

                              CONSTRUCTION PLANS

                        TO BE INCLUDED AT A LATER DATE

                                                         Initial______    ______
                                                         Date_________    ______

                                      1.

                                   EXHIBIT C

                                 PARKING PLAN

                                                         Initial______    ______
                                                         Date_________    ______

                                      1.

                                   EXHIBIT D

                                 SIGNAGE PLAN

                                    ATTACH

                                                         Initial______    ______
                                                         Date_________    ______

                                      1.

                                   EXHIBIT D

                                 SIGNAGE PLAN

                                    ATTACH

                                                         Initial______    ______
                                                         Date_________    ______

                                      1.

                                   EXHIBIT E

                                 CIP AGREEMENT

                                    ATTACH

                                                         Initial______    ______
                                                         Date_________    ______

                                      1.

                                   EXHIBIT F

                             NET PROFITS AGREEMENT

                                                         Initial______    ______
                                                         Date_________    ______

                                      1.

                  FIRST AMENDMENT TO LEASE AGREEMENT BETWEEN
      SL-6 PARTNERS, LTD., A TEXAS LIMITED PARTNERSHIP, AS LANDLORD, AND
               PROGRESSIVE SYSTEM TECHNOLOGIES, INC., AS TENANT

               To be attached to and form a part of Lease made the 20/th/ day of November, 1995 (which together with any amendments, modifications and extensions thereof, is hereinafter called the Lease), between Landlord and Tenant, covering a total of 40,000 square feet and located at North Mopac Expressway and Stonelake Boulevard, Austin, Texas, known as Stonelake #6.

     WITNESSETH, THAT:

     WHEREAS, by Agreement of Lease dated November 20, 1995, Landlord leased to Tenant certain space containing approximately 40,000 square feet in the building located at North Mopac Expressway and Stonelake Boulevard, Austin, Texas, for a period of ten (10) years commencing May 1, 1996 and ending April 30, 2006; and

     WHEREAS, Tenant needs additional space for its business purposes and Landlord has available an area adjacent thereto.

     NOW, THEREFORE, in consideration of the premises, Landlord and Tenant covenant and agree as follows:

     1. Effective May 1, 1996, the demised premises shall contain, in addition to the approximately 40,000. square feet originally demised, hereinafter called the "original space", an additional area, hereinafter called the "new space", containing approximately 12,566 square feet adjacent thereto, and effective January 1, 1997, a second additional area, hereinafter called the "second new space", containing approximately 6,834 square feet adjacent thereto thus making the aggregate area of the demised premises approximately 59,400 square feet. The new space and the second new space are hereinafter collectively called "expansion space" (see Exhibit "A" attached hereto).

     2.  Effective May 1, 1996, the monthly base rental shall be as follows:

                                           Square              Monthly          Square         Monthly Base
                         Monthly         Footage of          Base Rental      Footage of        Rental of           Total
                       Base Rental        Original            of Original     Expansion         Expansion           Monthly
     Term               Rate PSF            Space               Space          Space              space           Base Rental
------------------     ------------      --------------      ------------     -----------      -------------      ------------
5/1/96-12/31/96            $.70              40,000           $28,000.00          12,566          $ 9,479.60      $37,479.60
1/1/97-4/30/2001           $.70              40,000           $28,000.00          19,400          $13,871.00      $41,871.00
5/1/2001-4/30/2003         $.74              40,000           $29,600.00          19,400          $14,356.00      $43,956.00
5/1/2003-4/30/2004         $.76              40,000           $30,400.00          19,400          $14,744.00      $45,144.00
5/1/2004-4/30/2006         $.78              40,000           $31,200.00          19,400          $15,132.00      $46,332.00


These amounts shall be in addition to property taxes, common area maintenance, and insurance as provided in the Lease, payable on the first day of each month during the balance of the term.

     3.   Tenant Finish Allowance

          Landlord shall provide a tenant finish allowance of $13.71 per square foot ($266,023.39) to be applied toward interior improvements in the expansion space.

Tenant shall bear the entire cost of any interior improvements to be installed in the premises in connection with Tenant's occupancy of the premises, to the extent that such improvements exceed the finish-out allowance of $266,023.39, and shall pay for such excess over the allowance as hereinafter provided. In the event the estimated cost for interior improvements exceeds the allowance, Tenant shall pay into escrow at Heritage Title Company of Austin the following percentages of such excess on the dates shown below:

                                              Percentage
                     Date                     of Excess
                ----------------             ------------
                 March 13, 1996                   50%
                 April 1, 1996                    40%
                 May 1, 1996                      10%


Up to 90% of the funds deposited into escrow by Tenant shall be released upon approval by Landlord and Tenant of all appropriate receipts and lien waivers pertaining to the improvements for which reimbursement is requested by tenant improvement contractors. The remaining 10% shall be released to contractors upon Tenant's clearance of construction punchlist items and Landlord's receipt of final lien waivers and Certificate of Occupancy.

                                                         Initial______    ______
                                                         Date_________    ______

                                      1.

Notwithstanding any provision contained herein to the contrary, it is understood and agreed that Landlord shall have no obligation to allow commencement of any interior improvements until (a) Tenant shall have furnished and/or approved and forwarded to Landlord and Landlord shall have approved the final working drawings as required by the provision hereof, Co)Tenant's first advance payment (described above) for the percentage of the cost of improvements in excess of the initial allowance shall have been deposited into escrow, and (c) Landlord and Tenant shall have approved the total cost of the planned improvements. In no event shall credit be given to Tenant for any allowance not utilized to the extent that the allowance utilized is less than $232,800.00.

     WITNESSETH FURTHER, THAT:

     WHEREAS, by that same Lease Agreement dated November 20, 1995, Landlord and Tenant agreed that Landlord would pay to Tenant liquidated damages equal to One thousand and No/100 Dollars ($1,000.00) for every calendar day after May 1, 1996 until the Premises are substantially completed and delivered to Tenant with a Certificate of Occupancy; and

     WHEREAS, Tenant now desires to select an alternate contractor (Trimbuilt Construction) for construction of the interior improvements rather than EE Reed, the shell building contractor,

     NOW, THEREFORE, in consideration of the premises, Landlord and Tenant covenant and agree as follows:

     1. Landlord shall not be held liable for any liquidated damages (as provided for in the Lease) in the event that tenant improvements are not completed and/or a Certificate of Occupancy is not obtained for Tenant by May 1, 1996; and

     2. Should the shell Building not be substantially completed and a shell completion certificate obtained by Landlord on or Prior to May 1, 1996, provided such delay is not caused by Tenant, including plan delays or change orders, Landlord shall pay liquidated damages equal to One Thousand and No/100 Dollars ($1,000.00) for every calendar day after May 1, 1996 until the shell Building is substantially completed and a shell completion certificate is obtained.

     3. Except as herein and hereby modified and amended the Agreement of Lease shall remain in full force and effect and all the terms, provisions, covenants and conditions thereof are hereby ratified and confirmed.

     EXECUTED BY LANDLORD, the 10/th/ day of April, 1996

                              SL-6 PARTNERS, LTD.
                              a Texas limited partnership:

                                       By:  TCCT Development, Inc.
                                       a Delaware corporation
                                       Its General Partner

                              /s/ Andrew R. Pastor
                              -----------------------------------------------

Attest/Witness                By: Andrew R. Pastor
                                  -------------------------------------------
                              Title: Vice President
--------------------                 ----------------------------------------
                              Address:c/o Trammell Crow Central Texas, Inc.
                                      -------------------------------------
                              301 Congress Avenue, Suite 1300, Austin, TX  78701
                              --------------------------------------------------

     EXECUTED BY LANDLORD, the 20/th/ day of March, 1996

                              PROGRESSIVE SYSTEM TECHNOLOGIES, INC.

                              /s/ Sharon Foster
                              ---------------------------------------------

Attest/Witness                By:  Sharon Foster
                                   ----------------------------------------
 Denise Whatley               Title: Chief Financial Officer
--------------------                ---------------------------------------
                              Address: 3100 Alvin DeVane, Suite B-125
                                      -------------------------------------
                              Austin, Texas  78741
                              ---------------------------------------------

                                                         Initial______    ______
                                                         Date_________    ______

                                      2.

                                  EXHIBIT "A"


BUILDING:                Stonelake #6

LEGAL DESCRIPTION:       8,865 acres tract of land situated in the City of
                         Austin, Travis County, Texas being a portion of Lot 5
                         Block "A" Stonelake Section 3.

ADDRESS:                 North Mopac Expressway and Stonelake Boulevard Austin,
                         Texas  78759


                                   [DIAGRAM]

                                                         Initial______    ______
                                                         Date_________    ______

                                      1.

                  SECOND AMENDMENT TO LEASE AGREEMENT BETWEEN
      SL-6 PARTNERS, LTD., A TEXAS LIMITED PARTNERSHIP, AS LANDLORD, AND
               PROGRESSIVE SYSTEM TECHNOLOGIES, INC., AS TENANT

           To be attached to and form a part of Lease made the 20/th/ day of November, 1995 (which together with any amendments, modifications and extensions thereof, is hereinafter called the Lease), between Landlord and Tenant, covering a total of 40,000 square feet and located at North Mopac Expressway and Stonelake Boulevard, Austin, Texas, known as Stonelake #6.

     WITNESSETH, THAT:

     WHEREAS, by Agreement of Lease dated November 20, 1995, Landlord leased to Tenant certain space containing approximately 40,000 square feet in the building located at North Mopac Expressway and Stonelake Boulevard, Austin, Texas, for a period of ten (10) years commencing May 1, 1996 and ending April 30, 2006, and such lease was thereafter amended to add 19,400 square feet of space, making the aggregate area of the demised premises approximately 59,400 square feet; and

     WHEREAS, Tenant needs additional space for its business purposes and Landlord has available an area adjacent thereto.

     NOW, THEREFORE, in consideration of the premises, Landlord and Tenant covenant and agree as follows:

     1. Effective October 1, 1996, the demised premises shall contain, in addition to the approximately 59,400 square feet currently demised, hereinafter called the "original space", an additional area, hereinafter called the "expansion space", containing approximately 21,600 square feet adjacent thereto thus making the aggregate area of the demised premises approximately 81,000 square feet (see Exhibit "A" attached hereto).

     2.  Effective October 1, 1996, the monthly base rental shall be as follows:

                        Expansion        Monthly Base        Square         Monthly Base
                         Monthly           Rental of       Footage of         Rental of            Total
                       Base Rental         Original         Original          Expansion           Monthly
     Term                Rate PSF            Space           Space              Space           Base Rental
------------------     ------------     ---------------   ------------     ---------------     -------------
10/1/96-12/31/96           $.75           $37,479.60         21,600          $16,200.00         $53,679.60
1/1/97-4/30/2001           $.75           $41,871.00         21,600          $16,200.00         $58,071.00
5/1/2001-4/30/2003         $.79           $43,956.00         21,600          $17,064.00         $61,020.00
5/1/2003-4/30/2004         $.81           $45,144.00         21,600          $17,496.00         $62,640.00
5/1/2004-4/30/2006         $.82           $46,332.00         21,600          $17,712.00         $64,044.00


     These amounts shall be in addition to property taxes, common area maintenance, and insurance as provided in the Lease, payable on the first day of each month during the balance of the term.

     3.   Tenant Finish Allowance

     Landlord shall provide a tenant finish allowance (the "Allowance") of $12.00 per square foot ($259,200.00) to be applied toward interior improvements in the expansion space. Tenant shall bear the entire cost of any interior improvements to be installed by Landlord in the premises in excess of the Allowance of $259,200.00 and shall pay for such excess over the Allowance as hereinafter provided. In the event Landlord is to construct the interior improvements and the estimated cost for same exceeds the Allowance, Tenant shall pay to Landlord (assuming Landlord's approval of the working drawings referred to herein) prior to commencement of such construction, an advance payment equal to one-half (1/2) of the mount of such excess over the Allowance as reasonably estimated by Landlord. Notwithstanding any provision contained herein to the contrary, it is understood and agreed that Landlord shall have no obligation to commence installation of any interior improvements until (a) Tenant shall have furnished to Landlord and Landlord shall have approved the final working drawings as required by the provision hereof, (b) Landlord shall have received Tenant's advance payment (described above) for the amount of the cost of improvements in excess of the Allowance and (c) Landlord and Tenant shall have approved the total cost of any change order. Upon Substantial Completion of the installation of the interior improvements and prior to occupancy by Tenant, Tenant shall pay Landlord the remainder of the actual amount of the excess cost incurred over the Allowance. In no event shall credit be given to Tenant for any Allowance not utilized.

     All improvements must comply with Trammell Crow Company's standard specifications (see Standards and Specifications for Office/Warehouse Buildings)
                    -----------------------------------------------------------
and all applicable governmental regulations. Prior to beginning construction of any such improvements, Tenant shall submit architectural drawings of the proposed improvements to Landlord and shall obtain Landlord's written consent to begin construction.

                                                         Initial______    ______
                                                         Date_________    ______

                                      1.

     4. Tenant's share of parking in the building for the 81,000 square feet of lease space shall be increased from the one hundred sixty (160) total parking spaces provided in paragraph 5.B. of the lease to a total of two hundred eighty three (283) parking spaces.

     5. Except as herein and hereby modified and amended the Agreement of Lease shall remain in full force and effect and all the terms, provisions, covenants and conditions thereof are hereby ratified and confirmed.

     EXECUTED BY LANDLORD, this 30/th/ day of July, 1996.

                              SL-6 PARTNERS, LTD.
                              a Texas limited partnership:

                                     By: TCCT Development, Inc.
                                     a Delaware corporation
                                     Its General Partner

                              _______________________________________________

Attest/Witness                By:  Andrew R. Pastor
                                   -------------------------------------------
                              Title: Vice President
-----------------------              -----------------------------------------
                              Address:  c/o Trammell Crow Central Texas, Inc.
                                        --------------------------------------
                              301 Congress Avenue, Suite 1300, Austin, TX  78701
                              --------------------------------------------------

     EXECUTED BY LANDLORD, the 24/th/ day of July, 1996

                              PROGRESSIVE SYSTEM TECHNOLOGIES, INC.

                              _______________________________________________

Attest/Witness                By:  Sharon Foster
                                   ------------------------------------------
 Denise Whatley               Title: Chief Financial Officer
----------------------                ---------------------------------------
                              Address:  3100 Alvin DeVane, Suite B-125
                                        -------------------------------------
                              Austin, Texas  78741
                              -----------------------------------------------

                                                         Initial______    ______
                                                         Date_________    ______

                                      1.

                                  EXHIBIT "A"

BUILDING:                Stonelake #6

LEGAL DESCRIPTION:       8,865 acres tract of land situated in the City of
                         Austin, Travis County, Texas being a portion of Lot 5
                         Block "A" Stonelake Section 3.

ADDRESS:                 North Mopac Expressway and Stonelake Boulevard Austin,
                         Texas  78759

                                   [DIAGRAM]

                                                         Initial______    ______
                                                         Date_________    ______

                                      1.

                  THIRD AMENDMENT TO LEASE AGREEMENT BETWEEN
     SL-.6 PARTNERS, LTD., A TEXAS LIMITED PARTNERSHIP, AS LANDLORD, AND
               PROGRESSIVE SYSTEM TECHNOLOGIES, INC., AS TENANT

            To be attached to and form a part of Lease made the 20th day of November, 1995 (which together with any amendments, modifications and extensions thereof, is hereinafter called the Lease), between Landlord and Tenant, covering a total of 40,000 square feet and located at 11000 North Mopac Expressway, Austin, Texas, known as Stonelake #6.

     WITNESSETH, THAT:

     WHEREAS, by Agreement of Lease dated November 20, 1995, Landlord leased to Tenant certain space containing approximately 40,000 square feet in the building located at North Mopac Expressway and Stonelake Boulevard, Austin, Texas, for a period of ten (10) years commencing May 1, 1996 and ending April 30, 2006, and such lease was thereafter amended to add a total of 41,000 square feet of space, making the aggregate area of the demised premises approximately 81,000 square feet; and

     WHEREAS, Tenant intends to sublease approximately 21,600 square feet of its space that it currently does not need for its business purposes (the "Sublease Space"), which sublease is documented in the Sublease Agreement between Tenant, as Sublessor, and Leasing Group, Inc., as Sublessee, dated of even date herewith; and

     WHEREAS, Landlord desires to lease the approximately 10,800 square feet of space adjoining Tenant's current leased Premises, for which 10,800 square feet Tenant has a right of first refusal in accordance with Paragraph 25 of the Lease (the "Expansion Space").

     NOW, THEREFORE, in consideration of the premises, Landlord and Tenant covenant and agree as follows:

     1. Tenant hereby declines to exercise its right of first refusal to lease the Expansion Space (see Exhibit "A" attached hereto) and acknowledges that Landlord shall have the right to lease the Expansion Space for a period of five
(5) years commencing in January 1997 and expiring January 31, 2002.

     2. Tenant shall have, with written notice to Landlord delivered by July 30, 2001, the option to expand into the Expansion Space effective February 1, 2002 for a term to be coterminous with Tenant's Lease for the current demised Premises and at a fair market rental rate to be determined in accordance with Paragraph 27 of the Lease.

     3. Landlord agrees to reimburse Tenant Five Thousand Dollars ($5,000.00) for each Six Thousand Five Hundred Dollars ($6,500.00) that Tenant pays to Sublessee for cancellation of the Sublease prior to expiration of the thirty-six
(36) month Sublease term, up to a total not to exceed Sixty Thousand Dollars ($60,000.00).

     4.   Landlord shall have, during the term of the Sublease, the right to:

          (a) designate the location of any and all of the parking spaces allocated to Tenant and Sublessee under the terms of the Lease and Sublease, provided that the eighty (80) exclusive reserved spaces designated in Paragraph 5.B. and Exhibit "C" to the Lease shall remain reserved for Tenant's exclusive use, and

          (b) approve, in its sole discretion, the location, number, and configuration of any parking spaces to be striped by Tenant or Sublessee in the truck court area.

     5. Except as herein and hereby modified and amended the Agreement of Lease shall remain in full force and effect and all the terms, provisions, covenants and conditions thereof are hereby ratified and confirmed.

                                                          Intial______    ______
                                                          Date________    ______

                                      1.

     EXECUTED BY LANDLORD, this 12/th/ day of December, 1996.

                              SL-6 PARTNERS, LTD.
                              a Texas limited partnership:

                                      By: TCCT Development, Inc.
                                      a Delaware corporation
                                      Its General Partner



                              /s/ Andrew R. Pastor
Attest/Witness                -------------------------------------------
                              By: Andrew R. Pastor
                              -------------------------------------------
                              Title: Vice President
----------------------        -------------------------------------------
                              Address:  c/o Trammell Crow Central Texas, Inc.
                                        -------------------------------------
                              301 Congress Avenue, Suite 1300, Austin, TX  78701
                              --------------------------------------------------

     EXECUTED BY LANDLORD, the 6/th/ day of December, 1996

                              PROGRESSIVE SYSTEM TECHNOLOGIES, INC.



Attest/Witness                By: /s/ Sharon Foster
                                  ----------------------------------------------
                              Title: Chief Financial Officer
----------------------               -------------------------------------------
                              Address:  3100 Alvin DeVane, Suite B-125
                                        ----------------------------------------
                              Austin, Texas  78741
                              --------------------------------------------------

                                                         Initial______    ______
                                                         Date_________    ______

                                      2.

                                  EXHIBIT "A"

BUILDING:                Stonelake #6

LEGAL DESCRIPTION:       8,865 acres tract of land situated in the City of
                         Austin, Travis County, Texas being a portion of Lot 5
                         Block "A" Stonelake Section 3.

ADDRESS:                 11000 North Mopac Expressway, Austin, Texas  78759


                                   [DIAGRAM]

                                                         Initial______    ______
                                                         Date_________    ______

                                      1.